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                                                             EXHIBIT 24(i)

                        CONSENT OF ARTHUR ANDERSEN & CO.



To the Board of Directors of
NACCO Industries, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement (No. 33-3422) on Form S-4 and Registration Statement (No. 33-52660) on Form S-8.



                             ARTHUR ANDERSEN & CO.




Cleveland, Ohio,
       March 30, 1994.